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                                                                    EXHIBIT 23.1

                       [LETTERHEAD FOR DELOITTE & TOUCHE]

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement No. 333-66065 of Restoration Hardware, Inc. on Form S-8 of our report dated March 31, 2000, appearing in this Annual Report on Form 10-K of Restoration Hardware, Inc. for the year ended January 29, 2000.

DELOITTE & TOUCHE LLP

San Francisco, California
April 27, 2000